The Cincinnati Insurance Company ▪ The Cincinnati Indemnity Company

The Cincinnati Casualty Company ▪ The Cincinnati Specialty Underwriters Insurance Company

The Cincinnati Life Insurance Company ▪ CFC Investment Company ▪ CSU Producer Resources Inc.

Investor Contact: Dennis E. McDaniel, 513-870-2768

CINF-IR@cinfin.com

Media Contact: Joan O. Shevchik, 513-603-5323

Media_Inquiries@cinfin.com

Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings

Cincinnati, April 29, 2013 – Cincinnati Financial Corporation (Nasdaq: CINF) today announced that based on preliminary voting results at the company’s annual meeting on April 27, 2013, shareholders elected all 15 directors for one-year terms to the 15-member board. Shareholders also ratified the selection of Deloitte & Touche LLP as independent registered public accounting firm for 2013, approved a nonbinding proposal to approve the compensation for the company’s named executive officers and defeated a shareholder proposal to require sustainability reporting.

Kenneth W. Stecher, chairman of the board, commented: “We thank shareholders for approving our selection of Deloitte & Touche and our nominees to the board. Our directors leverage their experiences from differing business backgrounds to guide long-term strategic plans for Cincinnati Financial Corporation and to increase our long-term return to shareholders.”

Directors elected to the board for terms of one year are:

•	William F. Bahl, CFA, CIC, chairman of Bahl & Gaynor Investment Counsel Inc. and the independent lead director of Cincinnati Financial Corporation
•	Gregory T. Bier, CPA, managing partner (retired) of Deloitte & Touche LLP
•	Linda W. Clement-Holmes, senior vice president of Global Business Services, Procter & Gamble Company
•	Dirk J. Debbink, chairman and chief executive officer of MSI General Corporation
•	Steven J. Johnston, FCAS, MAAA, CFA, CERA, president and chief executive officer of Cincinnati Financial Corporation
•	Kenneth C. Lichtendahl, director of development and sales of Heliosphere Designs LLC
•	W. Rodney McMullen, president and chief operating officer of The Kroger Company
•	Gretchen W. Price, executive vice president, chief financial officer and administrative officer of Arbonne International LLC
•	John J. Schiff, Jr., CPCU, chairman of the executive committee of Cincinnati Financial Corporation
•	Thomas R. Schiff, chairman and chief executive officer of John J. & Thomas R. Schiff & Co. Inc.
•	Douglas S. Skidmore, president and chief executive officer of Skidmore Sales & Distributing Company Inc.
•	Kenneth W. Stecher, chairman of the board of Cincinnati Financial Corporation
•	John F. Steele, Jr., chairman and chief executive officer of Hilltop Basic Resources Inc.
•	Larry R. Webb, president of Webb Insurance Agency Inc.
•	E. Anthony Woods, chairman and chief executive officer of SupportSource LLC

The board also met on April 27 and announced committee service for the coming year, in line with the independence requirements of applicable law and the listing standards of Nasdaq:

•	Audit – Kenneth C. Lichtendahl (chairman), William F. Bahl, Gregory T. Bier, Linda W. Clement-Holmes, Dirk J. Debbink, Gretchen W. Price, Douglas S. Skidmore and John F. Steele, Jr.
•	Compensation – W. Rodney McMullen (chairman), William F. Bahl, Gregory T. Bier, Gretchen W. Price and E. Anthony Woods
•	Executive – John J. Schiff, Jr. (chairman), William F. Bahl, Steven J. Johnston, W. Rodney McMullen, Kenneth W. Stecher, John F. Steele, Jr., Larry R. Webb and E. Anthony Woods
•	Investment – Kenneth W. Stecher (chairman), William F. Bahl, Gregory T. Bier, Steven J. Johnston, W. Rodney McMullen, John J. Schiff, Jr., Thomas R. Schiff and E. Anthony Woods; Richard M. Burridge, CFA, continues to serve as committee adviser
•	Nominating – William F. Bahl (chairman), Kenneth C. Lichtendahl, Gretchen W. Price and Douglas S. Skidmore

Cincinnati Financial Corporation offers business, home and auto insurance, our main business, through The Cincinnati Insurance Company and its two standard market property casualty companies. The same local independent insurance agencies that market those policies may offer products of our other subsidiaries, including life and disability income insurance, fixed annuities and surplus lines property and casualty insurance. For additional information about the company, please visit cinfin.com.

Mailing Address:	Street Address:
P.O. Box 145496	6200 South Gilmore Road
Cincinnati, Ohio 45250-5496	Fairfield, Ohio 45014-5141

Safe Harbor

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2012 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 26.

Factors that could cause or contribute to such differences include, but are not limited to:

•	Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes
•	Increased frequency and/or severity of claims
•	Inadequate estimates or assumptions used for critical accounting estimates
•	Recession or other economic conditions resulting in lower demand for insurance products or increased payment delinquencies
•	Declines in overall stock market values negatively affecting the company’s equity portfolio and book value
•	Events resulting in capital market or credit market uncertainty, followed by prolonged periods of economic instability or recession, that lead to:
o	Significant or prolonged decline in the value of a particular security or group of securities and impairment of the asset(s)
o	Significant decline in investment income due to reduced or eliminated dividend payouts from a particular security or group of securities
o	Significant rise in losses from surety and director and officer policies written for financial institutions or other insured entities
•	Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest rate fluctuations that result in declining values of fixed-maturity investments, including declines in accounts in which we hold bank-owned life insurance contract assets
•	Increased competition that could result in a significant reduction in the company’s premium volume
•	Delays or performance inadequacies from ongoing development and implementation of underwriting and pricing methods or technology projects and enhancements expected to increase our pricing accuracy, underwriting profit and competitiveness
•	Changing consumer insurance-buying habits and consolidation of independent insurance agencies that could alter our competitive advantages
•	Inability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers
•	Difficulties with technology or data security breaches, including cyber attacks, that could negatively affect our ability to conduct business and our relationships with agents, policyholders and others
•	Inability to defer policy acquisition costs for any business segment if pricing and loss trends would lead management to conclude that segment could not achieve sustainable profitability
•	Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:
o	Downgrades of the company’s financial strength ratings
o	Concerns that doing business with the company is too difficult
o	Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace
•	Actions of insurance departments, state attorneys general or other regulatory agencies, including a change to a federal system of regulation from a state-based system, that:
o	Impose new obligations on us that increase our expenses or change the assumptions underlying our critical accounting estimates
o	Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations
o	Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business
o	Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes
o	Increase our provision for federal income taxes due to changes in tax law
o	Increase our other expenses
o	Limit our ability to set fair, adequate and reasonable rates
o	Place us at a disadvantage in the marketplace
o	Restrict our ability to execute our business model, including the way we compensate agents
•	Adverse outcomes from litigation or administrative proceedings
•	Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002
•	Unforeseen departure of certain executive officers or other key employees due to retirement, health or other causes that could interrupt progress toward important strategic goals or diminish the effectiveness of certain longstanding relationships with insurance agents and others
•	Events, such as an epidemic, natural catastrophe or terrorism, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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